                            PRIVATE INVESTMENT CLASS

                                       OF

                        TREASURY TAXADVANTAGE PORTFOLIO

                                       OF

                          SHORT-TERM INVESTMENTS TRUST


                       Supplement dated December 16, 1996
       to the Statement of Additional Information Dated December 14, 1995


         On December 11, 1996, the Board of Trustees of Short-Term Investments Trust approved, subject to shareholder approval, the elimination of a fundamental investment policy of the Treasury TaxAdvantage Portfolio (the "Fund"). Shareholders of the Fund will be asked to approve the change at an annual meeting of shareholders to be held on February 7, 1997. If approved, the change will become effective as of March 1, 1997.

         Reference is made to Investment Restriction No.(9) of the Fund, set forth on page 20 of the Fund's Statement of Additional Information related to the Private Investment Class of the Fund. Investment Restriction No. (9) states that the Fund may not "acquire for value the securities of any other investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets." The Board of Trustees has approved the elimination of Investment Restriction No. (9) of the Fund. In the event shareholders approve the proposed change, Investment Restriction No. (9) will no longer apply.